Note 14 - Commitments	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
14.	COMMITMENTS

In the normal course of business, there are various outstanding commitments and certain contingent liabilities which are not reflected in the accompanying consolidated financial statements. These commitments and contingent liabilities represent financial instruments with off-balance sheet risk. The contract or notional amounts of those instruments reflect the extent of involvement in particular types of financial instruments which were composed of the following:

(Dollar amounts in thousands)	2014	2013

Commitments to extend credit	$97,947	$120,861
Standby letters of credit	4,514	4,809

Total	$102,461	$125,670

These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the Consolidated Balance Sheet. The Company’s exposure to credit loss, in the event of nonperformance by the other parties to the financial instruments, is represented by the contractual amounts as disclosed. The Company minimizes its exposure to credit loss under these commitments by subjecting them to credit approval and review procedures and collateral requirements as deemed necessary. Commitments generally have fixed expiration dates within one year of their origination.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Performance letters of credit represent conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments are issued primarily to support bid or performance-related contracts. The coverage period for these instruments is typically a one-year period with an annual renewal option subject to prior approval by management. Fees earned from the issuance of these letters are recognized over the coverage period. For secured letters of credit, the collateral is typically bank deposit instruments or customer business assets.

Commitments to fund certain mortgage loans (interest rate locks) to be sold into the secondary market and forward contracts for the future delivery of these mortgage loans are considered derivatives. It is the Company’s practice to enter into the forward contracts for the future purchase of mortgage-backed securities when interest rate lock commitments are entered into in order to economically hedge the effect of changes in interest rates resulting from its commitments to fund the loans. These mortgage banking derivatives are not formally designated as hedge relationships. The derivative assets and liabilities are considered immaterial as of December 31, 2014. Associated income and expense is reported in gains on sale of loans.

Leasing Arrangements

The Company leases certain of its banking facilities under operating leases which contain certain renewal options. As of December 31, 2014, approximate future minimum rental payments, including the renewal options under these leases, are as follows (in thousands):

2015	$221
2016	226
2017	230
2018	238
2019	240
Thereafter	203
$1,358

The above amounts represent minimum rentals not adjusted for possible future increases due to escalation provisions and assume that all renewal option periods will be exercised by the Company. Rent expense approximated $269,000, $301,000, and $259,000 for the years ended December 31, 2014, 2013, and 2012, respectively.